As filed with the Securities and Exchange Commission on May 20, 2008
Registration No. 333-148342

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

AMENDMENT NO. 1 TO
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
__________________

XOMA Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	52-2154066
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2910 Seventh Street
Berkeley, California  94710
(510) 204-7200
(Address, including ZIP code, and telephone number, including area code, of registrant’s principal executive offices)
__________________

Christopher J. Margolin, Esq.
XOMA Ltd.
2910 Seventh Street
Berkeley, California  94710
(510) 204-7292
(Name, address, including ZIP code, and telephone number, including area code, of agent for service)
__________________

Copy to:
Geoffrey E. Liebmann, Esq.
Cahill Gordon & Reindel LLP
80 Pine Street
New York, New York  10005
(212) 701-3000
__________________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.                      Exhibits and Financial Statement Schedules

Exhibit Number	Description
1.1	Form of underwriting agreement (1)

3.1	Memorandum of Continuance of XOMA Ltd. (Exhibit 3.4) (2)

3.2	Bye-Laws of XOMA Ltd. (as amended) (Exhibit 3.2) (3)

4.1	Shareholder Rights Agreement dated as of February 26, 2003 by and between XOMA Ltd. and Mellon Investor Services LLC as Rights Agent (Exhibit 4.1) (3)

4.2	Resolution Regarding Preferences and Rights of Series A Preference Shares (Exhibit 4.2) (3)

4.3	Resolution Regarding Preferences and Rights of Series B Preference Shares (Exhibit 3) (4)

4.4	Form of Common Stock Purchase Warrant (Incyte Warrants) (Exhibit 2) (5)

4.5	Form of Senior Debt Indenture between XOMA Ltd. and one or more trustees to be named

4.6	Form of Senior Note (1)

4.7	Form of Subordinated Debt Indenture between XOMA Ltd. and one or more trustees to be named

4.8	Form of Subordinated Note (1)

4.9	Form of Common Share Warrant Agreement and Warrant Certificate (1)

4.10	Form of Preference Share Warrant Agreement and Warrant Certificate (1)

4.11	Form of Debt Securities Warrant Agreement and Warrant Certificate (1)

5.1	Opinion of Conyers Dill & Pearman

5.2	Opinion of Cahill Gordon & Reindel LLP

12.1	Statements regarding Computation of Ratio of Earnings to Fixed Charges*

23.1	Consent of Independent Registered Public Accounting Firm*

23.2	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

23.3	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 5.2)

24.1	Power of Attorney*

25.1	Form T-1 Statement of Eligibility of Trustee (1)

____________________

* Previously filed.

(1) To be filed by amendment or as an exhibit to a report pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

(2) Incorporated by reference to the referenced exhibit to XOMA’s Registration Statement on Form S-4 filed November 27, 1998, as amended.

(3) Incorporated by reference to the referenced exhibit to XOMA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed March 14, 2003.

(4) Incorporated by reference to the referenced exhibit to XOMA’s Amendment No. 1 to Current Report on Form 8-K/A filed April 18, 2003.

(5) Incorporated by reference to the referenced exhibit to XOMA’s Current Report on Form 8-K filed July 16, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on  May 19, 2008.

XOMA LTD.

By: /s/ Steven B. Engle
Name: Steven B. Engle
Title: Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven B. Engle Steven B. Engle	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 19, 2008
* Patrick J. Scannon M.D., Ph.D.	Executive Vice President and Chief Biotechnology Officer and Director	May 19, 2008
* J. David Boyle II	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	May 19, 2008
* William K. Bowes, Jr.	Director	May 19, 2008
________________________________ Charles J. Fisher, Jr. M.D.	Director
* Peter Barton Hutt	Director	May 19, 2008
* W. Denman Van Ness	Director	May 19, 2008
* Patrick J. Zenner	Director	May 19, 2008
*By: /s/ Christopher J. Margolin Christopher J. Margolin Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Form of underwriting agreement (1)

3.1	Memorandum of Continuance of XOMA Ltd. (Exhibit 3.4) (2)

3.2	Bye-Laws of XOMA Ltd. (as amended) (Exhibit 3.2) (3)

4.1	Shareholder Rights Agreement dated as of February 26, 2003 by and between XOMA Ltd. and Mellon Investor Services LLC as Rights Agent (Exhibit 4.1) (3)

4.2	Resolution Regarding Preferences and Rights of Series A Preference Shares (Exhibit 4.2) (3)

4.3	Resolution Regarding Preferences and Rights of Series B Preference Shares (Exhibit 3) (4)

4.4	Form of Common Stock Purchase Warrant (Incyte Warrants) (Exhibit 2) (5)

4.5	Form of Senior Debt Indenture between XOMA Ltd. and one or more trustees to be named

4.6	Form of Senior Note (included in Exhibit 4.5)

4.7	Form of Subordinated Debt Indenture between XOMA Ltd. and one or more trustees to be named

4.8	Form of Subordinated Note (included in Exhibit 4.7)

4.9	Form of Common Share Warrant Agreement and Warrant Certificate (1)

4.10	Form of Preference Share Warrant Agreement and Warrant Certificate (1)

4.11	Form of Debt Securities Warrant Agreement and Warrant Certificate (1)

5.1	Opinion of Conyers Dill & Pearman

5.2	Opinion of Cahill Gordon & Reindel LLP

12.1	Statements regarding Computation of Ratio of Earnings to Fixed Charges*

23.1	Consent of Independent Registered Public Accounting Firm*

23.2	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

23.3	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 5.2)

24.1	Power of Attorney*

25.1	Form T-1 Statement of Eligibility of Trustee (1)

____________________

*Previously filed.

(1) To be filed by amendment or as an exhibit to a report pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

(2) Incorporated by reference to the referenced exhibit to XOMA’s Registration Statement on Form S-4 filed November 27, 1998, as amended.

(3) Incorporated by reference to the referenced exhibit to XOMA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed March 14, 2003.

(4) Incorporated by reference to the referenced exhibit to XOMA’s Amendment No. 1 to Current Report on Form 8-K/A filed April 18, 2003.

(5) Incorporated by reference to the referenced exhibit to XOMA’s Current Report on Form 8-K filed July 16, 1998.